                                                                     EXHIBIT 4.8

         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this certificate is presented by an authorized representative of the Depository Trust Company (55 Water Street, New York, New York) to the company or its agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of the Depository Trust Company, and any payment thereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest therein.

No.GP-1          Number of Growth PRIDES 1,000,000         Cusip No. 534187703

         This Growth PRIDES Certificate certifies that Cede & Co. is the registered Holder of the number of Growth PRIDES set forth above. Each Growth PRIDES represents (i) a 1/40 undivided beneficial ownership interest, of a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Lincoln National Corporation, an Indiana corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Growth PRIDES evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Growth PRIDES.

         Each Purchase Contract evidenced hereby obligates the Holder of this Growth PRIDES Certificate to purchase, and the Company, to sell, not later than August 16, 2001 (the "Purchase Contract Settlement Date"), at a price equal to $25 (the "Stated Amount"), a number of shares of Common stock, no par value per share ("Common Stock"), of the Company equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Growth PRIDES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby will be paid by application of the Proceeds from the Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

         The Company shall pay on each Payment Date in respect of each Purchase Contract evidenced hereby an amount (the "Contract Adjustment Payments") equal to 1.85% per annum of the Stated Amount, computed on the basis of the actual number of days elapsed in a year of 360 day year of twelve 30 day months, as the case may be, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. Such Contract Adjustment Payments, if any, shall be payable to the Person in whose name this Growth PRIDES Certificate (or a Predecessor Growth PRIDES Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Adjustment Payments, if any, will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Growth PRIDES Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Income PRIDES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       LINCOLN NATIONAL CORPORATION


                                       By:
                                          -----------------------------------
                                       Name:   Richard C. Vaughan
                                       Title:  Executive Vice President
                                               and Chief Financial Officer


                                       By:
                                           ----------------------------------
                                       Name:   Janet Whitney-Chrzan
                                       Title:  Vice President and Treasurer

                                       HOLDER SPECIFIED ABOVE (as to
                                       obligations of such Holder under the
                                       Purchase Contracts evidenced hereby)

                                       By:     THE FIRST NATIONAL BANK OF
                                               CHICAGO not individually but
                                               solely as Attorney-in-Fact
                                               of such Holder


                                       By:
                                           ----------------------------------
                                       Name:   John R. Prendiville
                                       Title:  Vice President


Dated: August 14, 1998

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Income PRIDES Certificates referred to in the within mentioned Purchase Contract Agreement.

                                       By:     THE FIRST NATIONAL BANK OF
                                               CHICAGO, as Purchase Contract
                                               Agent


                                       By:
                                           ----------------------------------
                                               Authorized Officer

                                   (Reverse of
                           Growth PRIDES Certificate)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of August 14, 1998 (as may be supplemented from time to time, the "Purchase Contract Agreement") between the Company and The First National Bank of Chicago, as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Growth PRIDES Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Growth PRIDES Certificate to purchase, and the Company to sell, not later than the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price") a number of shares of Common Stock of the Company equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event or an Early Settlement with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $111.45 (the "Threshold Appreciation Price"),
 .2243 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $92.875 (the "Reference Price"), the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and
(c) if the Applicable Market Amount is less than or equal to the Reference
Price, then .2692 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         The "Applicable Market Value" means the average of the Closing Prices per share of Common Stock on each of the twenty consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date. The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock as reported by The New York Stock Exchange, Inc. (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Growth PRIDES Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting either an Early Settlement of each such Purchase Contract or by applying a principal amount of the Pledged Treasury Securities underlying such Holder's Growth PRIDES equal to the Stated Amount of such Purchase Contract to the purchase of the Common Stock.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall give written notice to the Agent and to the Holders, at their addresses as they appear in the Growth PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities (as defined in the Pledge Agreement) forming a part of each Growth PRIDES.

         The Growth PRIDES Certificates are issuable only in registered form and only in denominations of a single Growth PRIDES and any integral multiple thereof. The transfer of any Growth PRIDES Certificate will be registered and Growth PRIDES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Growth PRIDES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, for Treasury Securities, thereby recreating Income PRIDES, shall be responsible for any fees or expenses associated therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Growth PRIDES remains in effect, such Growth PRIDES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Growth PRIDES in respect of the Treasury Security and the Purchase Contract constituting such Growth PRIDES may be transferred and exchanged only as a Growth PRIDES. A Holder of Growth PRIDES may create or recreate Income PRIDES by delivering to the Collateral Agent Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, with a Stated Amount, in the case of such Preferred Securities, or with the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in the case of such appropriate Applicable Ownership Interest of the Treasury Portfolio, equal to the aggregate principal amount of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Holder's Security shall be referred to as an "Income PRIDES." Such substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, the equivalent aggregate principal amount outstanding under this Growth PRIDES Certificate shall not exceed $230,000,000. All such adjustments to the equivalent aggregate principal amount of this Growth PRIDES Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

         A Holder of an Income PRIDES may create or recreate a Growth PRIDES by delivering to the Collateral Agent Treasury Securities in an aggregate principal amount equal to the aggregate Stated Amount of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, in exchange for the release of such Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Any such recreation of a Growth PRIDES may be effected only in multiples of 40 Income PRIDES for 40 Growth PRIDES; provided, however, if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES, a Holder may make such Collateral Substitution in integral multiples of 1,600,000 Income PRIDES for 1,600,000 Growth PRIDES.

         Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name the Growth PRIDES Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments, if any, will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Growth PRIDES Register.

         The Company shall have the right, at any time prior to the Purchase Contract Settlement Date, to defer the payment of any or all of the Contract Adjustment Payments, if any, otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer such payment (specifying the amount to be deferred) as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments, if any, so deferred shall bear additional Contract Adjustment Payments thereon at the rate of 8.25% per annum (computed on the basis of a 360 day year of twelve 30 day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments, if any, may be deferred to a date that is after the Purchase Contract Settlement Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments, if any, on the Purchase Contracts until the Purchase Contract Settlement Date, the Holder of this Growth PRIDES Certificate will receive on the Purchase Contract Settlement Date, in lieu of a cash payment, a number of Shares of Common Stock equal to (x) the aggregate amount of Deferred Contract Adjustment Payments payable to the Holder of the Growth PRIDES Certificate divided by (y) the Applicable Market Value.

         In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, if any, then, until the Deferred Contract Adjustment Payments have been paid, the Company may not, and may not permit any subsidiary of the Company to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company (including other Junior Subordinated Debt Securities) that rank pari passu with or junior in interest to the Subordinated Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu or junior in interest to the Subordinated Debentures (other than (a) dividends or distributions in Common Stock of the Company, (b) redemptions or purchases of any rights pursuant to the Company's Rights Plan, or any successor to such Rights Plan, and the declaration of a dividend of such rights or the issuance of stock under such plans in the future, (c) payments under any guarantee, and (d) purchases of Common Stock related to the issuance of Common Stock under any of the Company's benefit plans for its directors, officers or employees).

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two business days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Growth PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Growth PRIDES Certificate, the Holder of this Growth PRIDES Certificate shall deliver this Growth PRIDES Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments, if any, payable on such Payment Date with respect to such Purchase Contracts. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Treasury Securities underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive, a number of shares of Common Stock on account of each Purchase Contract forming part of a Growth PRIDES as to which Early Settlement is effected equal to .2243 shares of Common Stock per Purchase Contract (the "Early Settlement Rate"); provided however, that upon the Early Settlement of the Purchase Contracts, the Holder thereof will forfeit the right to receive any Deferred Contract Adjustment Payments on such Purchase Contracts. The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

         Upon registration of transfer of this Growth PRIDES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Growth PRIDES Certificate. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Growth PRIDES Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Growth PRIDES evidenced hereby on his behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Growth PRIDES Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the Stated Amount of the Pledged Treasury Securities on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Growth PRIDES Certificate is registered as the owner of the Growth PRIDES evidenced hereby for the purpose of receiving payments of interest on the Treasury Securities, receiving payments of Contract Adjustment Payments, if any, and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -                                 as tenants in common

UNIF GIFT MIN ACT -                        -----------Custodian------------
                                           (cust)                     (minor)

                                           Under Uniform Gifts to Minors Act


                                           ---------------------------------
                                                             (State)

TEN ENT -                                  as tenants by the entireties

JT TEN -                                   as joint tenants with right of
                                           survivorship and not as tenants
                                           in common

         Additional abbreviations may also be used though not in the above list.

             ------------------------------------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_________________________________________________________________(Please insert
Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
_______________________________________________________________________________
_______________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Income PRIDES Certificates and all rights thereunder, hereby irrevocably constituting and appointing________________________________________
attorney to transfer said Income PRIDES Certificates on the books of Lincoln National Corporation with full power of substitution in the premises.

Dated:  _________________                         _____________________________
                                                             Signature

                                                  NOTICE: The signature to this
                                                  assignment must correspond
                                                  with the name as it appears
                                                  upon the face of the within
                                                  Income PRIDES Certificates in
                                                  every particular, without
                                                  alteration or enlargement or
                                                  any change whatsoever.


Signature Guarantee:________________________________


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Growth PRIDES evidenced by this Growth PRIDES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated:___________________                    __________________________________
                                             Signature
                                             Signature Guarantee:______________

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                REGISTERED HOLDER


If shares are to be registered                Please print name and
in the name of and delivered to               address of Registered
a Person other than the Holder,               Holder:
please (i) print such Person's
name and address:

____________________________                  ___________________________
         Name                                          Name

____________________________                  ___________________________
         Address                                       Address

____________________________                  ___________________________


Social Security or other
Taxpayer Identification
Number, if any                                ___________________________


                           ELECTION TO SETTLE EARLY

         The undersigned Holder of this Growth PRIDES Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Growth PRIDES evidenced by this Growth PRIDES Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Growth PRIDES with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Growth PRIDES Certificate representing any Growth PRIDES evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer or similar tax payable incident thereto.

Dated:________________________      ___________________________________________
                                    Signature
Signature Guarantee:_______________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

                                REGISTERED HOLDER

If shares of Common Stock of               Please print name and address
Growth PRIDES Certificates are             of Registered Holder:
to be registered in the name of
and delivered to and Pledged
Treasury Securities are to be
transferred to a Person other
than the Holder, please print
such Person's name and address:

______________________________              ______________________________
         Name                                          Name

______________________________              ______________________________
         Address                                       Address

______________________________              ______________________________

______________________________              ______________________________

______________________________              ______________________________

Social Security or other
Taxpayer Identification
Number, if any                              ______________________________


Transfer Instructions for Pledged Treasury Securities Transferable Upon Early Settlement or a Termination Event:

_______________________________

_______________________________

_______________________________

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

    The following increases or decreases in this Global Certificate have been made:

==========================================================================================================


                                                                     Principal               Signature of
                                                                     Amount of this          authorized
                                                                     Global                  office of
             Amount of decrease in      Amount of increase in        Certificate following   Trustee or
             Principal Amount of the    Principal Amount of the      such decrease or        Securities
             Global Certificate         Global Certificate           increase                Custodian
Date

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________

_____        ________________           _________________            ______________          _____________